SECURITIES AND EXCHANGE COMMISSION


                          WASHINGTON, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

                       Pursuant to Section 13 or 15 (d)
                    of the Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported)         April 27, 2000
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                          JACKSONVILLE BANCORP, INC.
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        TEXAS                      0 -28070                        75-2632781
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(State of Incorporation)      (Commission File No.)                 (IRS No)



    COMMERCE AND NECHES STREET          JACKSONVILLE, TEXAS          75766
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(Address of Principal Executive Offices)                           (Zip Code)



                                (903) 586-9861
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            (Registrant's Telephone Number, Including Area Code)



                                NOT APPLICABLE
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       (Former Name or Former Address, If Changed Since Last Report)




Item 5.   Other Events
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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
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          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:

               (99) Press Release, dated April 27, 2000




                                 SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   JACKSONVILLE BANCORP, INC.



Date: 04/27/2000                    By: /s/ Jerry Chancellor
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                                        Jerry Chancellor
                                        President